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EXHIBIT 23.01(a)

CONSENT OF COUNSEL

        We hereby consent to all references to our firm under the captions "Federal Income Tax Aspects" and "Experts" in this Post-Effective Amendment No. 1 to Form S-1 Registration Statement (Reg. No. 333-109122), as filed with the United States Securities and Exchange Commission on or about July 1, 2004, and the related Prospectus of Global Macro Trust.

/s/ Sidley Austin Brown & Wood LLP
July 1, 2004

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EXHIBIT 23.01(a)
CONSENT OF COUNSEL